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                                                                      EXHIBIT 23


SNODGRASS
Certified Public Accountants and Consultants

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                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in this Registration Statement of WSB Holding Company on Form S-8 of our report dated July 26, 2001 appearing in the Annual Report on Form 10-KSB of WSB Holding Company for the years ended June 30, 2001 and 2000.




/s/ S.R. Snodgrass A.C.
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Wexford, Pennsylvania
September 28, 2001